UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 507, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2021, 22nd Century Group, Inc. (the “Company”) and KeyGene N.V. (“KeyGene”) entered into a First Amended and Restated Framework Collaborative Research Agreement (the “Amended Agreement”) which amends and restates the terms of that certain Framework Collaborative Research Agreement entered into between the two companies on April 3, 2019 (the “FCRA”), under which KeyGene agreed to work exclusively with the Company with respect to the Cannabis Sativa L. plant and all uses thereof (the “Field”). The Amended Agreement provides for certain strategic business term modifications to the FCRA, including: (i) a 3-year extension of the agreement term, from first-quarter 2024 to first-quarter 2027, and preserves the Company’s option for an additional 2-year extension, now through first-quarter 2029; (ii) the addition of a framework and exclusivity guidelines for a future Master Development Agreement related to other plant varieties; (iii) changes to the Company’s payment schedule, including a reduction in the Company’s required spend on cannabis research in the first quarter of 2021, allowance for royalty payments and consulting fees paid to KeyGene to serve as a credit against the Company’s required annual spend to maintain exclusivity in the Field, and allowing for a portion of the Company’s annual research spend to be shifted into plant research outside of the Field while still maintaining exclusivity in the Field; and (iv) the establishment of an Executive Committee, comprised of members from both the Company and KeyGene, to focus on strategic development of the research partnership. The foregoing description of the Agreement is summary in nature and is qualified in its entirety by reference to the full and complete terms of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the second quarter ended June 30, 2021.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2021, the Company issued a press release announcing the matter described above. The Company is furnishing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated May 4, 2021.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ James A. Mish
Date: May 4, 2021	James A. Mish
Chief Executive Officer